UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                                February 21, 2006


                      BRITTON & KOONTZ CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


       Mississippi                     0-22606                   64-0665423
       -----------                    ---------                  ----------
 State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                   500 Main Street, Natchez, Mississippi 39120
               (Address of Principal Executive Offices)(Zip Code)


                                 (601) 445-5576
               Registrant's Telephone Number, Including Area Code:


Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February 21, 2006, the Board of Directors of Britton & Koontz Capital Corporation (the "Company") adopted an amendment to the Company's Bylaws. The amendment establishes advance notice procedures for shareholders who wish to bring business before an annual meeting of shareholders of the Company or to nominate persons for election to the Company's Board of Directors. A copy of the amendment to the Bylaws of the Company adopted by the Board of Directors is attached hereto as Exhibit 3.1 and is filed with this Current Report on Form 8-K.

Item 8.01   Other Events.

     On February 22, 2006, the Company issued a press release announcing the declaration of a quarterly cash dividend on its common stock of $.18 per share. The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits.


 (d)   Exhibits

         3.1 Articles of Amendment to the Bylaws of Britton & Koontz Capital Corporation.

        99.1 Press Release issued by Britton & Koontz Capital Corporation dated February 22, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRITTON & KOONTZ CAPITAL CORPORATION




February 23, 2006                     /s/ W. Page Odgen
                                      _____________________________________
                                      W. Page Ogden
                                      Chairman and Chief Executive Officer

                                 Exhibits Index


Exhibit
Number           Item

 3.1             Articles of Amendment to the Bylaws of Britton & Koontz Capital
                 Corporation.

99.1 Press Release issued by Britton & Koontz Capital Corporation dated February 22, 2006.

                                   EXHIBIT 3.1

                            ARTICLES OF AMENDMENT TO
                                  THE BYLAWS OF
                      BRITTON & KOONTZ CAPITAL CORPORATION

     Pursuant to the provisions of Section 79-4-10.20 of the Mississippi Business Corporation Act and in accordance with the Bylaws of Britton & Koontz Capital Corporation, the Board of Directors hereby adopts the following Articles of Amendment to the Bylaws of Britton & Koontz Capital Corporation:

         ONE: Section 2.13 of Article II of the Bylaws is hereby deleted and replaced in its entirety with the following:

                  SECTION 2.13.  Notice of Stockholder Business and Nominations.
                                 ----------------------------------------------

                           (a) Annual Meetings of Stockholders.

                                   (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting delivered pursuant to Section
                  2.04 of these Amended and Restated Bylaws, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in clauses (ii) and (iii) of this Section 2.13(a) and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

                                   (ii) For  nominations or other business to be
                  properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a) (i) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and, in the case of business other than nominations, such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety days nor more than one hundred and twenty days prior to the first anniversary of the immediately preceding year's annual meeting; provided however, that in the event that the date of the annual meeting is advanced by more than thirty days, or delayed by more than ninety days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the one hundred and twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder's notice as described in this Section 2.13(a). Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, the reason for making such nomination, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and all arrangements or understandings between or among the stockholder giving the notice and each nominee; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

                                   (iii) Notwithstanding  anything in the second
                  sentence of clause (ii) of this Section 2.13(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred days prior to the first anniversary of the immediately preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

                           (b) Special Meetings of Stockholders.

                                   Only such  business  shall be  conducted at a
                  special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting pursuant to Section 2.04 of these Amended and Restated Bylaws. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate such number of persons for election to such position(s) as are specified in the Corporation's Notice of Meeting, if the stockholder's notice as required by clause (ii) of this Section 2.13(a) of these Amended and Restated Bylaws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the one hundred and twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

                           (c)      General

                                   (i) Only persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to be elected as directors at a meeting of stockholders and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Amended and Restated Certificate of Incorporation or these Amended and Restated Bylaws, the Chairman of the Board shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that (a) such defective proposal or nomination shall be disregarded and (b) any votes cast in support of such defective proposal or nomination shall be given no effect except for the purpose of determining the presence of a quorum with respect to such matters.

                                   (ii)  For  purposes  of this  Bylaw,  "public
                  announcement" shall mean disclosure in a press release distributed to the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

                                   (iii) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                                  EXHIBIT 99.1

                                                                    EXHIBIT 99.1
Britton & Koontz Capital Corporation

500 Main Street                       601-445-5576
P O Box 1407                          601-445-2481  Fax
Natchez, MS  39121                    corporate@bkbank.com

FOR IMMEDIATE RELEASE:                FOR MORE INFORMATION:
---------------------                 ---------------------
February 22, 2006                     W. Page Ogden, President & CEO
(NASDAQ - BKBK)                       William M. Salters, CFO


                  BRITTON & KOONTZ DECLARES QUARTERLY DIVIDEND

         Natchez, Mississippi - The Board of Directors of Britton & Koontz Capital Corporation (Nasdaq: BKBK, "B&K Capital" or "the Company") on February 21, 2006, declared a quarterly cash dividend of $0.18 per share to shareholders of record as of February 28, 2006, and payable March 15, 2006.

         Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz Bank, N.A. which operates three full service offices in Natchez, two in Vicksburg, Mississippi, and one in Baton Rouge, Louisiana. The Company also owns Britton & Koontz Title Insurance Agency, Inc. which was established to issue title insurance on properties in the State of Mississippi. As of December 31, 2005, the Company reported assets of $389.3 million and equity of $31.3 million. The Company's stock is traded on NASDAQ under the symbol BKBK, and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding at February 22, 2006, were 2,117,086.

Forward Looking Statements

         This news release may contain statements regarding the projected performance of Britton & Koontz Capital and its subsidiaries. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; and legislation or regulatory changes which adversely affect the ability of the combined Company to conduct business combinations or new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.



                                       ###